Exhibit 99.1

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2023 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023
Net Revenue: (a)
Compute	$—	$—	$—	$—	$—	$3,456	$2,761	$2,624	$2,595	$11,436	$(3,456)	$(2,761)	$(2,624)	$(2,595)	$(11,436)
HPC & AI	—	—	—	—	—	1,056	840	836	1,181	3,913	(1,056)	(840)	(836)	(1,181)	(3,913)
Server	4,332	3,287	3,168	3,574	14,361	—	—	—	—	—	4,332	3,287	3,168	3,574	14,361
Storage	—	—	—	—	—	1,187	1,043	1,074	1,111	4,415	(1,187)	(1,043)	(1,074)	(1,111)	(4,415)
Hybrid Cloud	1,384	1,371	1,397	1,341	5,493	—	—	—	—	—	1,384	1,371	1,397	1,341	5,493
Intelligent Edge	1,169	1,344	1,456	1,410	5,379	1,127	1,304	1,415	1,358	5,204	42	40	41	52	175
Financial Services	873	858	873	876	3,480	873	858	873	876	3,480	—	—	—	—	—
Corporate Investments and Other	234	242	246	263	985	293	296	318	343	1,250	(59)	(54)	(72)	(80)	(265)
Total segments	7,992	7,102	7,140	7,464	29,698	7,992	7,102	7,140	7,464	29,698	—	—	—	—	—
Elimination of intersegment net revenue	(183)	(129)	(138)	(113)	(563)	(183)	(129)	(138)	(113)	(563)	—	—	—	—	—
Total HPE consolidated net revenue	$7,809	$6,973	$7,002	$7,351	$29,135	$7,809	$6,973	$7,002	$7,351	$29,135	$—	$—	$—	$—	$—
Earnings Before Taxes: (a)
Compute	$—	$—	$—	$—	$—	$609	$420	$285	$255	$1,569	$(609)	$(420)	$(285)	$(255)	$(1,569)
HPC & AI	—	—	—	—	—	1	(2)	(7)	55	47	(1)	2	7	(55)	(47)
Server	678	473	319	360	1,830	—	—	—	—	—	678	473	319	360	1,830
Storage	—	—	—	—	—	142	82	115	90	429	(142)	(82)	(115)	(90)	(429)
Hybrid Cloud	80	26	75	51	232	—	—	—	—	—	80	26	75	51	232
Intelligent Edge	227	332	402	382	1,343	247	351	420	401	1,419	(20)	(19)	(18)	(19)	(76)
Financial Services	63	76	72	70	281	82	84	73	78	317	(19)	(8)	(1)	(8)	(36)
Corporate Investments and Other	(22)	(19)	(20)	(16)	(77)	(55)	(47)	(38)	(32)	(172)	33	28	18	16	95
Total segment earnings from operations	1,026	888	848	847	3,609	1,026	888	848	847	3,609	—	—	—	—	—
Unallocated corporate costs and eliminations	(108)	(89)	(130)	(137)	(464)	(108)	(89)	(130)	(137)	(464)	—	—	—	—	—
Stock-based compensation expense	(140)	(126)	(91)	(71)	(428)	(140)	(126)	(91)	(71)	(428)	—	—	—	—	—
Amortization of intangible assets	(73)	(71)	(72)	(72)	(288)	(73)	(71)	(72)	(72)	(288)	—	—	—	—	—
Transformation costs	(102)	(60)	(65)	(56)	(283)	(102)	(60)	(65)	(56)	(283)	—	—	—	—	—
Disaster (charges) recoveries	(1)	(3)	2	14	12	(1)	(3)	2	14	12	—	—	—	—	—
Acquisition, disposition and other related charges	(11)	(19)	(21)	(18)	(69)	(11)	(19)	(21)	(18)	(69)	—	—	—	—	—
Interest and other, net	(25)	(54)	(50)	(27)	(156)	(25)	(54)	(50)	(27)	(156)	—	—	—	—	—
Tax indemnification and other adjustments	(1)	6	45	5	55	(1)	6	45	5	55	—	—	—	—	—
Non-service net periodic benefit credit (cost)	—	1	(3)	(1)	(3)	—	1	(3)	(1)	(3)	—	—	—	—	—
Earnings from equity interests	58	49	73	65	245	58	49	73	65	245	—	—	—	—	—
Total HPE consolidated earnings before taxes	$623	$522	$536	$549	$2,230	$623	$522	$536	$549	$2,230	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2023 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023	Jan. 31, 2023		Apr. 30, 2023		July 31, 2023		Oct. 31, 2023		Oct. 31, 2023
Segment Operating Margin:(a)
Compute	N/A	N/A	N/A	N/A	N/A	17.6%	15.2%	10.9%	9.8%	13.7%	N/A		N/A		N/A		N/A		N/A
HPC & AI	N/A	N/A	N/A	N/A	N/A	0.1%	(0.2)%	(0.8)%	4.7%	1.2%	N/A		N/A		N/A		N/A		N/A
Server	15.7%	14.4%	10.1%	10.1%	12.7%	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A		N/A
Storage	N/A	N/A	N/A	N/A	N/A	12.0%	7.9%	10.7%	8.1%	9.7%	N/A		N/A		N/A		N/A		N/A
Hybrid Cloud	5.8%	1.9%	5.4%	3.8%	4.2%	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A		N/A
Intelligent Edge	19.4%	24.7%	27.6%	27.1%	25.0%	21.9%	26.9%	29.7%	29.5%	27.3%	(2.5	pts)	(2.2	pts)	(2.1	pts)	(2.4	pts)	(2.3	pts)
Financial Services	7.2%	8.9%	8.2%	8.0%	8.1%	9.4%	9.8%	8.4%	8.9%	9.1%	(2.2	pts)	(0.9	pts)	(0.2	pts)	(0.9	pts)	(1.0	pts)
Corporate Investments and Other	(9.4)%	(7.9)%	(8.1)%	(6.1)%	(7.8)%	(18.8)%	(15.9)%	(11.9)%	(9.3)%	(13.8)%	9.4	pts	8.0	pts	3.8	pts	3.2	pts	6.0	pts
Total segment operating margin	12.8%	12.5%	11.9%	11.3%	12.2%	12.8%	12.5%	11.9%	11.3%	12.2%	—	pts	—	pts	—	pts	—	pts	—	pts

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2022 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022
Net Revenue:(a)
Compute	$—	$—	$—	$—	$—	$3,044	$3,011	$3,027	$3,768	$12,850	$(3,044)	$(3,011)	$(3,027)	$(3,768)	$(12,850)
HPC & AI	—	—	—	—	—	790	710	830	862	3,192	(790)	(710)	(830)	(862)	(3,192)
Server	3,740	3,551	3,704	4,477	15,472	—	—	—	—	—	3,740	3,551	3,704	4,477	15,472
Storage	—	—	—	—	—	1,128	1,072	1,129	1,274	4,603	(1,128)	(1,072)	(1,129)	(1,274)	(4,603)
Hybrid Cloud	1,235	1,253	1,302	1,443	5,233	—	—	—	—	—	1,235	1,253	1,302	1,443	5,233
Intelligent Edge	950	913	982	1,012	3,857	901	867	941	965	3,674	49	46	41	47	183
Financial Services	842	823	817	857	3,339	842	823	817	857	3,339	—	—	—	—	—
Corporate Investments and Other	263	270	239	240	1,012	325	327	300	303	1,255	(62)	(57)	(61)	(63)	(243)
Total Segments	7,030	6,810	7,044	8,029	28,913	7,030	6,810	7,044	8,029	28,913	—	—	—	—	—
Elimination of intersegment net revenue	(69)	(97)	(93)	(158)	(417)	(69)	(97)	(93)	(158)	(417)	—	—	—	—	—
Total HPE consolidated net revenue	$6,961	$6,713	$6,951	$7,871	$28,496	$6,961	$6,713	$6,951	$7,871	$28,496	$—	$—	$—	$—	$—
Earnings Before Taxes: (a)
Compute	$—	$—	$—	$—	$—	$427	$426	$408	$560	$1,821	$(427)	$(426)	$(408)	$(560)	$(1,821)
HPC & AI	—	—	—	—	—	(7)	(40)	28	30	11	7	40	(28)	(30)	(11)
Server	465	398	470	625	1,958	—	—	—	—	—	465	398	470	625	1,958
Storage	—	—	—	—	—	157	127	161	196	641	(157)	(127)	(161)	(196)	(641)
Hybrid Cloud	103	98	112	155	468	—	—	—	—	—	103	98	112	155	468
Intelligent Edge	153	106	156	127	542	157	109	155	128	549	(4)	(3)	1	(1)	(7)
Financial Services	99	102	97	89	387	104	104	96	95	399	(5)	(2)	1	(6)	(12)
Corporate Investments and Other	7	(2)	(18)	(13)	(26)	(11)	(24)	(31)	(26)	(92)	18	22	13	13	66
Total segment earnings from operations	827	702	817	983	3,329	827	702	817	983	3,329	—	—	—	—	—
Unallocated corporate costs and eliminations	(59)	(75)	(88)	(81)	(303)	(59)	(75)	(88)	(81)	(303)	—	—	—	—	—
Stock-based compensation expense	(128)	(114)	(64)	(85)	(391)	(128)	(114)	(64)	(85)	(391)	—	—	—	—	—
Amortization of initial direct costs	(1)	(1)	(1)	(1)	(4)	(1)	(1)	(1)	(1)	(4)	—	—	—	—	—
Amortization of intangible assets	(73)	(74)	(73)	(73)	(293)	(73)	(74)	(73)	(73)	(293)	—	—	—	—	—
Impairment of goodwill	—	—	—	(905)	(905)	—	—	—	(905)	(905)	—	—	—	—	—
Transformation costs	(111)	(98)	(80)	(184)	(473)	(111)	(98)	(80)	(184)	(473)	—	—	—	—	—
Disaster recoveries (charges)	1	(125)	(36)	1	(159)	1	(125)	(36)	1	(159)	—	—	—	—	—
Acquisition, disposition and other related charges	(8)	(8)	(9)	6	(19)	(8)	(8)	(9)	6	(19)	—	—	—	—	—
Interest and other, net	(5)	—	(74)	(109)	(188)	(5)	—	(74)	(109)	(188)	—	—	—	—	—
Tax indemnification and other adjustments	(17)	—	(30)	(20)	(67)	(17)	—	(30)	(20)	(67)	—	—	—	—	—
Non-service net periodic benefit credit	36	36	34	28	134	36	36	34	28	134	—	—	—	—	—
Earnings from equity interests	31	33	68	83	215	31	33	68	83	215	—	—	—	—	—
Total HPE consolidated earnings (loss) before taxes	$493	$276	$464	$(357)	$876	$493	$276	$464	$(357)	$876	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2022 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022		Apr. 30, 2022		July 31, 2022		Oct. 31, 2022		Oct. 31, 2022
Segment Operating Margin:(a)
Compute	N/A	N/A	N/A	N/A	N/A	14.0%	14.1%	13.5%	14.9%	14.2%	N/A		N/A		N/A		N/A		N/A
HPC & AI	N/A	N/A	N/A	N/A	N/A	(0.9)%	(5.6)%	3.4%	3.5%	0.3%	N/A		N/A		N/A		N/A		N/A
Server	12.4%	11.2%	12.7%	14.0%	12.7%	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A		N/A
Storage	N/A	N/A	N/A	N/A	N/A	13.9%	11.8%	14.3%	15.4%	13.9%	N/A		N/A		N/A		N/A		N/A
Hybrid Cloud	8.3%	7.8%	8.6%	10.7%	8.9%	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A		N/A
Intelligent Edge	16.1%	11.6%	15.9%	12.5%	14.1%	17.4%	12.6%	16.5%	13.3%	14.9%	(1.3	pts)	(1.0	pts)	(0.6	pts)	(0.8	pts)	(0.8	pts)
Financial Services	11.8%	12.4%	11.9%	10.4%	11.6%	12.4%	12.6%	11.8%	11.1%	11.9%	(0.6	pts)	(0.2	pts)	0.1	pts	(0.7	pts)	(0.3	pts)
Corporate Investments and Other	2.7%	(0.7)%	(7.5)%	(5.4)%	(2.6)%	(3.4)%	(7.3)%	(10.3)%	(8.6)%	(7.3)%	6.1	pts	6.6	pts	2.8	pts	3.2	pts	4.7	pts
Total segment operating margin	11.8%	10.3%	11.6%	12.2%	11.5%	11.8%	10.3%	11.6%	12.2%	11.5%	—	pts	—	pts	—	pts	—	pts	—	pts

(a) As previously disclosed, effective as of the beginning of the first quarter of fiscal 2024, in order to align the segment financial reporting more closely with its business structure, the Company established a new reportable segment, Hybrid Cloud, which includes the historical Storage segment, HPE GreenLake Flex Solutions (which provides flexible as-a-service IT infrastructure through the HPE GreenLake edge-to-cloud platform and was previously reported under the Compute and the High Performance Computing & Artificial Intelligence ("HPC & AI") segments), Private Cloud, and Software (previously reported under the Corporate Investments and Other segment). Additionally, certain products and services previously reported in the financial results for the HPC & AI segment were moved to be reported in the Compute and Hybrid Cloud segments, and the Athonet business and certain components of the Communications and Media Solutions business previously reported in the financial results for Corporate Investments and Other moved to be reported in the Intelligent Edge segment.
Upon further evaluation and re-examination of the organizational and leadership changes that took place during the first quarter of fiscal 2024, the Company's Chief Operating Decision Maker, who is the Chief Executive Officer, concluded that it was further appropriate to combine the Compute and HPC & AI segments, as described above, into a newly established reportable segment, the Server segment.
As a result, the Company’s new organizational structure consists of the following segments: (i) Server; (ii) Hybrid Cloud; (iii) Intelligent Edge; (iv) Financial Services; and (v) Corporate Investments and Other. The Company will report under this re-aligned segment structure beginning with the results of the first quarter of fiscal 2024.
The Company has reflected these changes to its segment information retrospectively to the fiscal 2023 and 2022 financial results, which primarily resulted in the realignment of net revenue and operating profit for each of the segments as described above. These changes had no impact on Hewlett Packard Enterprise’s previously reported consolidated net revenue, net earnings, net earnings per share or total assets.